UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2014

Date of reporting period: 09/30/2013

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

September 30, 2013

NICHOLAS FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

November 2013

Report to Fellow Shareholders:

     For the six-month period ended September 30, 2013, Nicholas Fund produced a 11.32% total return compared to 8.31% for the Standard & Poor’s 500 Index. As of September 30, 2013, the one-year results were as follows: Nicholas Fund up 31.61% and the S&P 500 Index up 19.34%.

     Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the period ended September 30, 2013.

			Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year	Life (1)
Nicholas Fund, Inc	31.61%		20.25%		14.70%		9.76%		11.08%
Standard & Poor’s 500 Index	19.34%		16.27%		10.02%		7.57%		9.99%
Consumer Price Index	1.18%		2.33%		1.34%		2.37%		4.28%
Ending value of $10,000 invested
in Nicholas Fund, Inc	$13,161		$17,388		$19,855		$25,367		$1,040,640
Fund’s Expense Ratio:
(from 07/31/13 Prospectus including Acquired Funds Fees and Expenses): 0.75%(2)

(1) The life of the Fund is 44.2 years from the date of its initial public offering, July 14, 1969. Starting time period for the Standard & Poor’s 500 Index and the Consumer Price Index was June 30, 1969.

(2) The expense ratio does not correlate to the ratio of expenses to average net assets provided in the Fund’s financial highlights. The financial highlights reflect the operating expenses of the Fund and do not include the indirect expenses incurred as a result of acquiring investments in shares of one or more other investment companies (Acquired Fund Fees and Expenses).

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2013, Nicholas Fund was fully invested with 5.97% cash. The diversified portfolio consisted of 40 equities. The Fund’s top five holdings were Valeant Pharmaceuticals, Affiliated Managers Group, Walgreen Co., Gilead Sciences and O’Reilly Automotive. These five holdings accounted for approximately 23% of the Fund’s portfolio. For the six months ended September 30, 2013, overweighting in the health care and consumer discretionary sectors helped performance. The Fund’s stock selection within the health care and consumer discretionary sectors also contributed to the Fund’s better return relative to benchmark. On an absolute basis, Valeant Pharmaceuticals, LKQ Corporation, Gilead Sciences, Polaris Industries and Affiliated Managers Group helped the Fund’s performance while Kinder Morgan Management, Stepan Company, CBRE Group, Ball Corporation and Copart hurt performance during the six months ended September 30, 2013.

     The U.S. economy continues to improve, albeit, at an agonizingly slow pace. Internationally, Europe appears to be recovering from recession, and Asia is experiencing meaningful economic expansion. Interest rates are at historic lows. Unemployment, while better, is unacceptably high at 7.2%. Inflation is under control between 1% to 2%. Dysfunctional government in Washington D.C. is not helpful. Importantly, improving real estate values and the four and a half year bull market in stocks has hugely increased consumer net worth and spending potential.

     The strength and long duration of this bull market has given us a sense of caution and wariness. However, the Federal Reserve Board continues its easy money policies with no tapering of its bond buying spree in view. Also, the possible Great Rotation from bonds to stocks is still not apparent. In some cases, individual stocks appear fully valued. We are diligently surveying the portfolio to make necessary adjustments.

     As we view conditions in the economy and the stock market, stock selection has become extremely important. We feel this is one of our strengths. Finally, the return table above details what has been achieved over the long term, with patience. $10,000 invested in Nicholas Fund on July 14, 1969, has grown to $1,040,640 at September 30, 2013. This return was accomplished over 44.2 years.

Thank you for your continued interest in the Nicholas Fund.

Sincerely,

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NICSX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2013			Years Ended March 31,
	(unaudited)		2013	2012	2011	2010	2009
NET ASSET VALUE,
BEGINNING OF PERIOD	$55.01		$47.85	$48.18	$44.00	$27.71	$45.03
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.05		.09	.14	.09	.04	.18
Net gain (loss) on securities
(realized and unrealized)	6.08		9.70	3.07	7.87	16.34	(12.72)
Total from investment
operations	6.13		9.79	3.21	7.96	16.38	(12.54)
LESS DISTRIBUTIONS
From and in excess of net
investment income	(.23)		(.02)	(.19)	(.03)	(.09)	(.17)
From net capital gain	(.75)		(2.61)	(3.35)	(3.75)	—	(4.61)
Total distributions	(.98)		(2.63)	(3.54)	(3.78)	(.09)	(4.78)
NET ASSET VALUE,
END OF PERIOD	$60.16		$55.01	$47.85	$48.18	$44.00	$27.71

TOTAL RETURN	11.32	%(1)	21.52%	7.40%	19.62%	59.21%	(31.70)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$2,380.4		$1,976.0	$1,686.5	$1,673.9	$1,513.1	$1,033.2
Ratio of expenses
to average net assets	.73	%(2)	.74%	.75%	.76%	.78%	.77%
Ratio of net investment income
to average net assets	.22	%(2)	.18%	.31%	.20%	.11%	.50%
Portfolio turnover rate	20.69	%(2)	25.23%	20.60%	22.10%	27.84%	31.79%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

September 30, 2013 (unaudited)

Percentage
Name	of Net Assets
Valeant Pharmaceuticals International, Inc	6.14%
Affiliated Managers Group, Inc	4.94%
Walgreen Co	4.52%
Gilead Sciences, Inc	3.96%
O’Reilly Automotive, Inc	3.44%
MasterCard Incorporated – Class A	3.39%
Aon plc	3.27%
Thermo Fisher Scientific Inc	3.20%
LKQ Corporation	3.20%
Polaris Industries Inc	3.16%
Total of top ten	39.22%

Sector Diversification (as a percentage of portfolio)
September 30, 2013 (unaudited)

Fund Expenses

For the six month period ended September 30, 2013 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/13	09/30/13	04/01/13 - 09/30/13
Actual	$1,000.00	$1,113.20	$3.87
Hypothetical	1,000.00	1,021.34	3.70
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.03%
	Consumer Discretionary – Durables & Apparel — 3.16%
582,014	Polaris Industries Inc	$75,184,568
	Consumer Discretionary – Media — 1.91%
1,700,000	Gannett Co., Inc	45,543,000
	Consumer Discretionary – Retailing — 13.55%
974,100	Jos. A. Bank Clothiers, Inc.*	42,821,436
2,388,018	LKQ Corporation*	76,082,253
642,476	O’Reilly Automotive, Inc.*	81,973,513
946,160	Penske Automotive Group, Inc	40,429,417
704,786	Sally Beauty Company, Inc.*	18,437,202
875,000	Signet Jewelers Limited	62,693,750
		322,437,571
	Consumer Staples – Food & Staples Retailing — 4.52%
2,000,000	Walgreen Co	107,600,000
	Consumer Staples – Food, Beverage & Tobacco — 5.06%
1,250,000	Lorillard, Inc	55,975,000
450,000	Philip Morris International Inc	38,965,500
845,446	Seneca Foods Corporation – Class A+ *	25,439,470
		120,379,970
	Energy — 4.34%
714,757	Kinder Morgan Management, LLC*	53,578,218
1,400,000	Kinder Morgan, Inc	49,798,000
		103,376,218
	Financials – Diversified — 4.94%
643,520	Affiliated Managers Group, Inc.*	117,532,493
	Financials – Insurance — 5.43%
1,045,000	Aon plc	77,789,800
1,100,000	Loews Corporation	51,414,000
		129,203,800
	Financials – Real Estate — 2.26%
2,325,000	CBRE Group Inc.*	53,777,250
	Health Care – Equipment & Services — 6.42%
300,000	C.R. Bard, Inc	34,560,000
657,500	Covidien plc	40,068,050
886,254	DaVita HealthCare Partners Inc.*	50,427,853
415,100	Sirona Dental Systems, Inc.*	27,782,643
		152,838,546

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.03% (continued)
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 15.39%
1,500,000	Gilead Sciences, Inc.*	$94,260,000
154,400	Mettler-Toledo International Inc.*	37,069,896
450,000	Pfizer Inc	12,919,500
825,688	Thermo Fisher Scientific Inc	76,087,149
1,400,000	Valeant Pharmaceuticals International, Inc.*	146,062,000
		366,398,545
	Industrials – Capital Goods — 6.08%
721,100	Snap-on Incorporated	71,749,450
278,910	W.W. Grainger, Inc	72,993,536
		144,742,986
	Industrials – Commercial & Professional Services — 2.78%
1,853,000	Copart, Inc.*	58,906,870
200,000	Nielsen Holdings N.V	7,290,000
		66,196,870
	Information Technology – Hardware & Equipment — 2.24%
900,000	Motorola Solutions, Inc	53,442,000
	Information Technology – Software & Services — 9.52%
241,700	Fiserv, Inc.*	24,423,785
120,000	MasterCard Incorporated – Class A	80,733,600
1,300,000	MICROS Systems, Inc.*	64,922,000
1,500,000	Microsoft Corporation	49,965,000
123,300	Solera Holdings, Inc	6,518,871
		226,563,256
	Materials — 6.43%
796,600	AptarGroup, Inc	47,899,558
1,371,000	Ball Corporation	61,530,480
755,224	Stepan Company	43,599,082
		153,029,120
	TOTAL COMMON STOCKS
	(cost $1,229,084,952)	2,238,246,193
SHORT-TERM INVESTMENTS — 6.20%
	Commercial Paper – 5.76%
$6,000,000	General Mills, Inc. 10/01/13, 0.13%	6,000,000
3,000,000	Stanley Black & Decker, Inc. 10/01/13, 0.23%	3,000,000
5,000,000	Bacardi Corporation 10/02/13, 0.26%	4,999,964
5,000,000	Bacardi-Martini B.V. 10/03/13, 0.26%	4,999,928
7,875,000	CBS Corporation 10/03/13, 0.22%	7,874,904
5,355,000	CBS Corporation 10/07/13, 0.25%	5,354,777

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 6.20% (continued)
	Commercial Paper – 5.76% (continued)
$3,350,000	Devon Energy Corporation 10/07/13, 0.15%	$3,349,916
675,000	Stanley Black & Decker, Inc. 10/07/13, 0.23%	674,974
5,000,000	AT&T Inc. 10/08/13, 0.22%	4,999,786
3,000,000	Bacardi-Martini B.V. 10/09/13, 0.27%	2,999,820
4,000,000	Pacific Gas and Electric Company 10/09/13, 0.20%	3,999,822
4,245,000	AT&T Inc. 10/10/13, 0.22%	4,244,766
4,850,000	Consolidated Edison Company of New York, Inc. 10/10/13, 0.20%	4,849,757
5,000,000	Nissan Motor Acceptance Corporation 10/11/13, 0.26%	4,999,639
475,000	Valspar Corporation (The) 10/11/13, 0.26%	474,966
3,600,000	CBS Corporation 10/15/13, 0.26%	3,599,636
6,300,000	Eaton Corporation 10/15/13, 0.25%	6,299,387
5,000,000	Nissan Motor Acceptance Corporation 10/16/13, 0.27%	4,999,437
10,000,00	Southern Company Funding Corporation 10/16/13, 0.20%	9,999,167
3,825,000	Valspar Corporation (The) 10/16/13, 0.25%	3,824,602
5,000,000	Hewlett-Packard Company 10/18/13, 0.35%	4,999,174
7,850,000	Hewlett-Packard Company 10/21/13, 0.35%	7,848,474
6,000,000	AT&T Inc. 10/22/13, 0.23%	5,999,195
3,000,000	Hitachi Capital America Corp. 10/22/13, 0.35%	2,999,387
5,325,000	Clorox Company (The) 10/23/13, 0.25%	5,324,186
5,000,000	AT&T Inc. 10/28/13, 0.24%	4,999,100
5,350,000	VW Credit, Inc. 10/28/13, 0.26%	5,348,957
5,000,000	VW Credit, Inc. 10/29/13, 0.25%	4,999,028
3,000,000	Stanley Black & Decker, Inc. 12/13/13, 0.28%	2,998,297
		137,061,046
	Certificate of Deposit — 0.33%
7,975,000	Citibank N.A. 11/01/13, 0.23%	7,975,000
	Variable Rate Security — 0.11%
2,663,642	Fidelity Institutional Money Market Fund – Class I	2,663,642
	TOTAL SHORT-TERM INVESTMENTS
	(cost $147,699,688)	147,699,688
	TOTAL INVESTMENTS
	(cost $1,376,784,640) — 100.23%	2,385,945,881
	LIABILITIES, NET OF OTHER ASSETS — (0.23)%	(5,548,536)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$2,380,397,345

+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 4)
* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

September 30, 2013 (unaudited)

ASSETS
Investments in securities at value —
Nonaffiliated issuers (cost $1,356,703,701) —
see accompanying schedule of investments	$2,360,506,411
Affiliated issuers (cost $20,080,939) —
see accompanying schedule of investments (Note 4)	25,439,470
Total investments	2,385,945,881
Receivables —
Dividend and interest	1,167,943
Capital stock subscription	600,118
Total receivables	1,768,061
Other	11,447
Total assets	2,387,725,389

LIABILITIES
Payables —
Investment securities purchased	5,955,270
Due to adviser —
Management fee	1,181,394
Accounting and administrative fee	42,517
Total due to adviser	1,223,911
Other payables and accrued expense	148,863
Total liabilities	7,328,044
Total net assets	$2,380,397,345

NET ASSETS CONSIST OF
Paid in capital	$1,302,988,394
Net unrealized appreciation on investments	1,009,161,241
Accumulated undistributed net realized gain on investments	65,832,994
Accumulated undistributed net investment income	2,414,716
Total net assets	$2,380,397,345

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (39,567,420 shares outstanding)	$60.16

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2013 (unaudited)

INCOME
Dividend	$10,300,774
Interest	213,862
Total income	10,514,636

EXPENSES
Management fee	7,214,096
Transfer agent fees	355,673
Accounting and administrative fees	266,105
Printing	77,179
Custodian fees	55,523
Insurance	36,995
Registration fees	31,102
Postage and mailing	19,156
Audit and tax fees	14,012
Directors’ fees	12,100
Accounting system and pricing service fees	5,122
Legal fees	4,930
Other operating expenses	5,282
Total expenses	8,097,275
Net investment income	2,417,361

NET REALIZED GAIN ON INVESTMENTS	65,834,528

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	172,137,263
Net realized and unrealized gain on investments	237,971,791
Net increase in net assets resulting from operations	$240,389,152

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended September 30, 2013 (unaudited) and the year ended March 31, 2013

	Six Months
	Ended
	09/30/2013	Year Ended
	(unaudited)	03/31/2013
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$2,417,361	$3,137,087
Net realized gain on investments	65,834,528	95,583,503
Change in net unrealized appreciation/depreciation
on investments	172,137,263	250,650,546
Net increase in net assets
resulting from operations	240,389,152	349,371,136

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,653,295)	(503,285)
From net realized gain on investments	(28,835,438)	(91,139,534)
Total distributions	(37,488,733)	(91,642,819)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(4,895,389 and 1,913,194 shares, respectively)	274,737,363	95,324,384
Reinvestment of distributions
(642,318 and 1,835,143 shares, respectively)	35,179,773	85,590,104
Cost of shares redeemed
(1,887,703 and 3,078,752 shares, respectively)	(108,376,212)	(149,169,986)
Change in net assets derived
from capital share transactions	201,540,924	31,744,502
Total increase in net assets	404,441,343	289,472,819

NET ASSETS
Beginning of period	1,975,956,002	1,686,483,183
End of period (including accumulated undistributed
net investment income of $2,414,716
and $8,650,650, respectively)	$2,380,397,345	$1,975,956,002

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2013 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on
Form N-CSR for the year ended March 31, 2013.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-
sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on

Notes to Financial Statements (continued)
September 30, 2013 (unaudited)

market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$2,238,246,193
Variable Rate Security	2,663,642
Level 2 –
Certificate of Deposit	7,975,000
Commercial Paper	137,061,046
Level 3 –
None	—
Total	$2,385,945,881
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended September 30,
2013 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on

Notes to Financial Statements (continued)
September 30, 2013 (unaudited)

sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30,
2013 and the year ended March 31, 2013 was as follows:

	09/30/2013	03/31/2013
Distributions paid from:
Ordinary income	$8,653,295	$503,285
Long-term capital gain	28,835,438	91,139,534
Total distributions paid	$37,488,733	$91,642,819

As of September 30, 2013, investment cost for federal tax purposes was
$1,376,784,640 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,011,128,450
Unrealized depreciation	(1,967,209)
Net unrealized appreciation	$1,009,161,241

There were no differences between the book-basis and tax-basis components of net assets.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2013. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
September 30, 2013. At September 30, 2013, the fiscal years 2010 through 2013 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
September 30, 2013 (unaudited)

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2013. There have been no significant subsequent events since September 30, 2013 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million and .65% of the average net asset value in excess of $50 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,680 for the period ended September 30,
2013 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2013, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$295,483,134 and $211,713,185, respectively.

(4) Transactions with Affiliates —
Following is a summary of fiscal 2014 transactions with “affiliated companies” as defined by the Investment Company Act of 1940:

		Share Activity
	Balance			Balance
Security Name	03/31/13	Purchases	Sales	09/30/13
Seneca Foods Corporation – Class A (a)	845,446	—	—	845,446
(a) There were no dividends or interest during the period for this affiliate.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
March 31, 2013	55.01	0.0144		2.6127		20.1	934,800
September 30, 2013	60.16	0.2266	(a)	0.7551	(a)	21.3	1,040,640

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on June 5, 2013 to shareholders of record on June 4, 2013.

Approval of Investment Advisory Contract

(unaudited)

In April 2013, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2014. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid- and large-cap blend and growth focused funds with similar asset sizes. In terms of the peer group data used for performance comparisons, the Fund was ranked 3rd, 3rd, 2nd and 28th out of 41 funds for the one-, three-, five- and ten-year periods ending March 31, 2013. The Fund had the eighth lowest expense ratio among its peer group. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and the Fund’s Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance relative to benchmarks and its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update

(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/69	*	09/30/03
Number of years investing $100 each month
following the date of initial investment	44.2		10
Total cash invested	$54,100		$13,000
Total dividend and capital gain distributions reinvested	$1,235,834		$6,225
Total full shares owned at 09/30/13	26,431		401
Total market value at 09/30/13	$1,590,135		$24,169

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered

(unaudited)

l IRAs
• Traditional    • SIMPLE
• Roth              • SEP

l Coverdell Education Accounts

l Automatic Investment Plan

l Direct Deposit of Dividend and Capital Gain Distributions

l Systematic Withdrawal Plan

l Monthly Automatic Exchange between Funds

l Telephone Purchase and Redemption

l Telephone Exchange

l 24-hour Automated Account Information (800-544-6547)

l 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

ALBERT O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

DAVID O. NICHOLAS, Senior Vice President

LYNN S. NICHOLAS, Senior Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: November 20, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: November 20, 2013

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: November 20, 2013